Fidelity®

Four-in-One Index

Fund

Annual Report

February 28, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Equity investors were still in search of solid footing after the first two months of 2002. High profile benchmarks such as the NASDAQ Composite® Index and Standard & Poor's 500SM Index were down year to date, but the blue chips' Dow Jones Industrial AverageSM posted a modest single-digit gain. Meanwhile, municipal bonds and mortgage-backed securities were the early performance leaders among the investment-grade fixed-income markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards, /s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Life of fund
Fidelity® Four-in-One Index	-7.97%	-9.87%
Fidelity Four-in-One Composite	-7.85%	-9.17%
S&P 500®	-9.51%	-15.32%
Wilshire 4500 Completion	-6.64%	-9.81%
MSCI® EAFE®	-18.81%	-21.50%
LB Aggregate Bond	7.67%	24.66%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on June 29, 1999. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Fidelity Four-in-One Composite Index, a hypothetical combination of unmanaged indices combining the total returns of the Standard & Poor's 500 SM  (S&P 500®) Index, Wilshire 4500 Completion Index, Morgan Stanley Capital InternationalSM  Europe, Australasia, Far East Index (MSCI® EAFE®), and Lehman Brothers® Aggregate Bond Index using a weighting of approximately 55%, 15%, 15%, and 15%, respectively. These benchmarks include reinvested dividends and capital gains, if any.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Life of fund
Fidelity Four-in-One Index	-7.97%	-3.82%
Fidelity Four-in-One Composite	-7.85%	-3.54%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Four-in-One Index Fund on June 29, 1999, when the fund started. As the chart shows, by February 28, 2002, the value of the investment would be $9,013 - a 9.87% decrease on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Fidelity Four-in-One Composite Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would be $8,468 - a 15.32% decrease. You can also look at how the Fidelity Four-in-One Composite Index did over the same period. The composite index combines the total returns of the S&P 500 Index, the Wilshire 4500 Completion Index, the Morgan Stanley Capital International Europe, Australasia, Far East Index and the Lehman Brothers Aggregate Bond Index, according to the fund's target asset allocation, and assumes monthly rebalancing of the mix. With dividends and interest, if any, reinvested, the same $10,000 investment would be $9,083 - a 9.17% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

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Annual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Jennifer Farrelly, Portfolio Manager of Fidelity Four-in-One Index Fund

Q. How did the fund perform, Jennifer?

A. For the 12-month period that ended February 28, 2002, the fund returned -7.97%, closely tracking the Fidelity Four-in-One Composite Index, which returned -7.85%.

Q. What was behind the overall decline in U.S. stocks during the past year?

A. Domestic equities faced a stiff headwind as concerns about a prolonged period of economic weakness and deteriorating corporate earnings shook investor confidence. Weak global demand continued to plague the U.S. economy during the first half of the period, as excess capacity in several sectors spawned production and job cuts, and damaged business and consumer sentiment. Declining profitability, rising borrowing costs and increasing concerns about investment returns caused firms to limit their capital spending - the lifeblood of economic growth in recent years. The September 11 terrorist attacks pushed an already fragile economy over the edge, effectively ending the nation's longest expansion on record. Stocks plunged in the immediate aftermath of the attacks as investors sought shelter in bonds and cash.

Q. The market rebounded strongly, however, from its low point achieved on September 21. What fueled this reversal?

A. The attacks accelerated a bottoming process in the market. Instead of spiraling into a cataclysmic descent following 9/11, the economy stabilized and began to slowly recover, thanks largely to still-rising productivity growth and surprisingly strong consumer spending. The damaging effects of higher unemployment and waning consumer sentiment were negated by the impact of low interest rates on housing and auto sales. Despite a lack of improvement in the fundamentals in any sector, stocks snapped back in the fourth quarter, spurred by the Federal Reserve Board's aggressive easing of interest rates, combined with fiscal stimulus and lower energy prices. Anticipating a much-improved economic/earnings outlook, economically sensitive cyclical sectors such as technology made the biggest advances, helping the NASDAQ Composite® Index advance nearly 22% from its September low, but still falling well shy of its early-2001 levels. The Standard & Poor's 500 Index rose more than 15% during the final five months of the period. Growing concerns about accounting and financial reporting standards - prompted by Enron's collapse - curbed market performance late in the period.

Q. How did some of the major sectors of the S&P 500 fare?

A. While market breadth actually improved during the year, nearly every sector still produced negative results and the S&P 500 declined 9.51%. Technology, despite its strong fourth quarter, was among the worst performers. The same large-cap tech firms that paced the recent bull market - including Cisco, EMC, Nortel Networks and Sun Microsystems - led the decline. Utilities also detracted, led by the rapid demise of energy trader Enron, which hobbled the stocks of other related companies in the index. Telecommunication services suffered as investors pulled back from defensive-oriented groups and continued to avoid those companies with challenging business fundamentals. Even other typically defensive areas such as health care disappointed, with drug makers plagued by slower product approvals, patent expirations and manufacturing issues. One of the year's few bright spots was the consumer sector. Stocks of companies with more stable and predictable earnings growth, including consumer staples Proctor & Gamble and Philip Morris, were strongly favored. Big retailers also did well. Wal-Mart benefited as customers sought out discounted goods, while mild weather and a robust home improvement market boosted Home Depot and Lowe's.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What caused the Wilshire 4500 Completion Index to post negative results?

A. The factors affecting blue-chip stocks cast a similar shadow on smaller-cap issues. However, the impact on performance was less pronounced, as evidenced by the comparatively better -6.64% return of the Wilshire 4500 - a proxy for broad equity market performance outside of the S&P 500. With large caps feeling the brunt of the slowdown, investors turned their attention to small- and medium-sized companies, which offered more attractive valuations, higher earnings growth potential and less exposure to weakness overseas. Leading the way were consumer stocks such as Whole Foods Market and Sonic Automotive, followed by such regional banks as UnionBanCal, which benefited from falling interest rates. Optimism about the economy and new product cycles helped mid-cap semiconductor stocks such as NVIDIA. However, capital spending cuts hammered such tech firms as Juniper Networks, CIENA and BEA Systems. Telecommunication services - the smallest component of the index - did even worse, as investors continued to avoid cash-strapped emerging wireline carriers, such as Level 3 Communications and McLeodUSA.

Q. Was the tone more positive among international equities?

A. Not at all. Markets overseas struggled even more. The Morgan Stanley Capital International EAFE index - which measures stock performance in Europe, Australasia and the Far East - finished the period down 18.81%. A faster-than-expected economic slowdown throughout Europe was the primary catalyst. With respect to individual countries, the underlying fund's holdings in the U.K., France, Switzerland, Sweden and Germany detracted from performance. The Bank of Japan loosened monetary policy in its attempt to avoid slipping deeper into recession. However, skepticism about the government's ability to revive the economy ensured a difficult period for Japanese stocks. In terms of sectors, tech and telecom - which comprise more than 60% of the EAFE index - were responsible for most of the damage. Top detractors included Sweden's Ericsson, Japan's Nippon Telegraph & Telephone and the U.K.'s Vodafone Group. Consumer stocks held up well, led by the U.K.'s Diageo and Marks & Spencer, along with Swiss-based Nestlé.

Q. What was the story on the bond front?

A. Bonds continued their dominance over stocks, as a protracted downturn in the economy further exacerbated a flight to safety in high-quality fixed-income securities. The Lehman Brothers Aggregate Bond Index - a popular measure of taxable-bond performance - returned 7.67% during the past 12 months. The Fed helped spur demand for bonds by reducing the fed funds target rate nine times during the period, in addition to two other cuts earlier in 2001. While short-term rates fell sharply, intermediate- and long-term rates didn't drop nearly as much, as investors began to anticipate an eventual economic recovery. A dramatic steepening in the Treasury yield curve resulted, with the spread between two- and 30-year bonds reaching decade-wide levels. All spread sectors - including corporate bonds, government agency and mortgage securities - outperformed Treasuries, as investors increasingly shifted toward higher-yielding securities. That was the case until 9/11, when uncertainty and fear induced many market participants to abandon credit risk assets and hunker down in the highest-quality Treasuries and agencies. However, the Treasury rally ended abruptly in November, as investors shifted back to the spread sectors, feeling that signs of strength in the economy could mean an end to the Fed's extended rate-cutting campaign.

Annual Report

Q. What's your outlook?

A. Recent economic data suggests that an economic recovery may already be underway in the U.S., as the forces behind the slowdown are reversing. However, several factors could hamper growth, as not all of the excesses of the boom have been unwound. While a more positive economic backdrop implies an improved outlook for stocks, gains may be limited as valuations still aren't cheap and, thus, remain vulnerable if recovery is delayed.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks high total return by investing in a combination of four Fidelity stock and bond index funds

Fund number: 355

Trading symbol: FFNOX

Start date: June 29, 1999

Size: as of February 28, 2002, more than $286 million

Manager: Jennifer Farrelly, since inception; manager, various structured portfolios for Fidelity Management Trust Company; various Fidelity and Spartan domestic equity index funds, 1994-1997; joined Fidelity in 1988

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Annual Report

Investment Changes

Fund Holdings as of February 28, 2002
	% of fund's investments	% of fund's investments 6 months ago	Targeted investment allocation
Spartan® 500 Index Fund	54.6%	53.8%	55.0%
Spartan Extended Market Index Fund	14.7	14.9	15.0
Spartan International Index Fund	15.4	15.3	15.0
Fidelity U.S. Bond Index Fund	15.3	15.9	15.0
Cash Equivalents	0.0	0.1	0.0
	100.0%	100.0%	100.0%
Asset Allocation (% of fund's investments)
As of February 28, 2002	As of August 31, 2001
Domestic Equity Funds 69.3%	Domestic Equity Funds 68.7%
International Equity Funds 15.4%	International Equity Funds 15.3%
Investment Grade Fixed-Income Funds 15.3%	Investment Grade Fixed-Income Funds 15.9%
Cash Equivalents 0.0%	Cash Equivalents 0.1%

Annual Report

Showing Percentage of Total Value of Investment in Securities

Investments February 28, 2002

Equity Funds - 84.7%
	Shares	Value (Note 1)
Domestic Equity Funds - 69.3%
Spartan 500 Index Fund	2,051,080	$ 156,353,850
Spartan Extended Market Index Fund	1,870,466	42,253,822
TOTAL DOMESTIC EQUITY FUNDS		198,607,672
International Equity Funds - 15.4%
Spartan International Index Fund	1,876,440	43,927,450
TOTAL EQUITY FUNDS (Cost $308,741,400)		242,535,122
Fixed-Income Funds - 15.3%

Investment Grade Fixed-Income Funds - 15.3%
Fidelity U.S. Bond Index Fund (Cost $41,372,652)	4,030,693	43,934,549
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $350,114,052)		$ 286,469,671
Other Information
Purchases and redemptions of the underlying fund shares aggregated $62,342,181 and $62,725,978, respectively .
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $353,155,191. Net unrealized depreciation aggregated $66,685,520, of which $2,922,826 related to appreciated investment securities and $69,608,346 related to depreciated investment securities.

The fund hereby designates approximately $449,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

February 28, 2002
Assets
Investment in securities, at value (cost $350,114,052) - See accompanying schedule		$ 286,469,671
Cash		18,302
Receivable for Four-in-One Index Fund shares sold		361,347
Dividends receivable		167,833
Total assets		287,017,153
Liabilities
Payable for underlying fund shares purchased	$ 370,190
Payable for Four-in-One Index Fund shares redeemed	184,050
Accrued management fee	20,119
Total liabilities		574,359
Net Assets		$ 286,442,794
Net Assets consist of:
Paid in capital		$ 353,605,609
Undistributed net investment income		322,768
Accumulated undistributed net realized gain (loss) on investments		(3,841,202)
Net unrealized appreciation (depreciation) on investments		(63,644,381)
Net Assets, for 13,453,868 shares outstanding		$ 286,442,794
Net Asset Value, offering price and redemption price per share ($286,442,794 ÷ 13,453,868 shares)		$ 21.29

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Year ended February 28, 2002
Investment Income Income distributions from underlying funds		$ 5,476,275
Interest		3,529
Total income		5,479,804
Expenses
Management fee	$ 295,227
Non-interested trustees' compensation	1,039
Interest	992
Total expenses before reductions	297,258
Expense reductions	(58,861)	238,397
Net investment income		5,241,407
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on sale of underlying fund shares	(3,043,676)
Capital gain distributions from underlying funds	738,126	(2,305,550)
Change in net unrealized appreciation (depreciation) on investment securities		(28,154,872)
Net gain (loss)		(30,460,422)
Net increase (decrease) in net assets resulting from operations		$ (25,219,015)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations Net investment income	$ 5,241,407	$ 6,128,326
Net realized gain (loss)	(2,305,550)	2,086,878
Change in net unrealized appreciation (depreciation)	(28,154,872)	(45,841,805)
Net increase (decrease) in net assets resulting from operations	(25,219,015)	(37,626,601)
Distributions to shareholders From net investment income	(5,865,171)	(6,542,351)
In excess of net investment income	-	(852,860)
From net realized gain	(403,352)	(1,269,882)
Total distributions	(6,268,523)	(8,665,093)
Share transactions Net proceeds from sales of Four-in-One Index Fund shares	78,626,507	144,497,984
Reinvestment of distributions	5,905,028	8,195,586
Cost of Four-in-One Index Fund shares redeemed	(84,634,679)	(103,331,120)
Net increase (decrease) in net assets resulting from share transactions	(103,144)	49,362,450
Total increase (decrease) in net assets	(31,590,682)	3,070,756
Net Assets
Beginning of period	318,033,476	314,962,720
End of period (including undistributed net investment income of $322,768 and $988,166, respectively)	$ 286,442,794	$ 318,033,476
Other Information Shares
Sold	3,545,316	5,370,538
Issued in reinvestment of distributions	268,179	324,160
Redeemed	(3,814,710)	(3,874,888)
Net increase (decrease)	(1,215)	1,819,810

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 23.64	$ 27.07	$ 25.00
Income from Investment Operations
Net investment income D	.39	.47	.37
Net realized and unrealized gain (loss)	(2.26)	(3.23)	1.94
Total from investment operations	(1.87)	(2.76)	2.31
Less Distributions
From net investment income	(.45)	(.50)	(.24)
In excess of net investment income	-	(.07)	-
From net realized gain	(.03)	(.10)	-
Total distributions	(.48)	(.67)	(.24)
Net asset value, end of period	$ 21.29	$ 23.64	$ 27.07
Total Return B, C	(7.97)%	(10.35)%	9.24%
Ratios to Average Net Assets F, G
Expenses before expense reductions	.10%	.10%	.10% A
Expenses net of voluntary waivers, if any	.08%	.08%	.08% A
Expenses net of all reductions	.08%	.08%	.08% A
Net investment income	1.77%	1.77%	2.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 286,443	$ 318,033	$ 314,963
Portfolio turnover rate	21%	23%	4% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 29, 1999 (commencement of operations) to February 29, 2000.

F Amounts do not include the activity of the underlying funds.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2002

1. Significant Accounting Policies.

Fidelity Four-in-One Index Fund (the fund) is a fund of Fidelity Oxford Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware business trust. The fund primarily invests in a combination of Fidelity index funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). The underlying stock funds are sub-advised by Deutsche Asset Management Inc. (DAMI). Prior to May 1, 2001, Bankers Trust Company was serving as sub-adviser to the underlying stock funds. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Expenses included in the accompanying financial statements reflect the expenses of the fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

As of February 28, 2002, undistributed net income and undistributed gain on a tax basis were as follows:

Undistributed ordinary income	$ 322,768

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 5,820,432
Long-term capital gains	448,091
$ 6,268,523

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is paid to the fund, is then paid to the underlying funds with short-term trading fees. For the period, the fund received $29,106, of which $14,891, $6,092, and $8,123 was paid to Spartan® 500 Index Fund, Spartan Extended Market Index Fund and Spartan International Index Fund, respectively.

Security Transactions. Security transactions, normally shares of the Underlying Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Annual Report

3. Purchases and Sales of Investments.

Information regarding purchases and redemptions of the Underlying Funds' shares is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR, provides the fund with investment management related services. For these services the fund pays a monthly management fee to Strategic Advisers. The management fee is computed at an annual rate of .10% of the fund's average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

Other Transactions. Strategic Advisers has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of the fund. Pursuant to this agreement, FMR pays all expenses of the fund, except the compensation of the non-interested trustees and certain exceptions such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of the fund. For the services under the agreement, Strategic Advisers pays FMR a monthly administration fee equal to the management fee received by Strategic Advisers, minus an amount equal to an annual rate of .02% of the fund's average net assets.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded .08% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $58,775.

In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's expenses by $86.

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Notes to Financial Statements - continued

7. Other Information.

The fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the fund held approximately 14% of the outstanding shares of Spartan International Index Fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Oxford Street Trust and the Shareholders of Fidelity Four-in-One Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Four-in-One Index Fund (a fund of Fidelity Oxford Street Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Four-in-One Index Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
April 5, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs Four-in-One Index and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee Four-in-One Index's activities, review contractual arrangements with companies that provide services to Four-in-One Index, and review Four-in-One Index's performance. If the interests of Four-in-One Index and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured Four-in-One Index to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 261 funds advised by FMR or an affiliate. Mr. McCoy oversees 263 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 185 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Trustees and Officers - continued

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1991

President of Four-in-One Index (1999). Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Four-in-One Index (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1991

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1991

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2002

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Phillip L. Bullen (42)

Year of Election or Appointment: 2001

Vice President of Four-in-One Index. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Bond Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), and President and a Director of Fidelity Management & Research (Far East) Inc. (2001). Before joining Fidelity, Mr. Bullen was President, Chief Investment Officer, and a founding partner for Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1977-1997).

Jennifer G. Farrelly (38)
Year of Election or Appointment: 1999 Vice President of Four-in-One Index. Prior to assuming her current responsibilities, Ms. Farrelly managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1999

Secretary of Four-in-One Index. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Four-in-One Index. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1999 Assistant Treasurer of Four-in-One Index. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Four-in-One Index. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of Four-in-One Index. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 14.31% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 41% of the dividend distributed in December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)
Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . .. . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Bank of New York
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

IDV-ANN-0402 155874
1.739303.102